Intangible Assets, Net	6 Months Ended
Jun. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, net
4.	Intangible assets, net

The Company’s intangible assets with definite useful lives primarily consisted of land use rights and licensed software. The following table summarizes the components of acquired intangible asset balances.

	As of June 30, 2023	As of December 31, 2022

Land use rights (a)	$13,806	$8,011
Licensed software	1,997	2,133
Subtotal	15,803	10,144
Less: accumulated amortization	(3,566)	(3,433)
Intangible assets, net	$12,237	$6,711

(a)	In January 2022, the Company signed an agreement with Ningde City government to purchase a land use right for approximately $5.9 million (RMB 42,690,000) and the prepayment was made to the local government accordingly. The Company obtained certificate of land-use right and the transaction was completed in June 2023. The prepaid balance was transferred from other non-current assets to intangible assets. The term of the land use right is 50 years from 2023 to 2073.

As of June 30, 2023 and December 31, 2022, land use rights with net book value amounted to approximately $2.5 million and $2.6 million, respectively, were pledged for obtaining various of loans (See Note 7 Short-term bank loans).

Amortization expenses for the six months ended June 30, 2023 and 2022, amounted to approximately $0.3 million and $0.3 million, respectively.

The future amortization for the intangible assets is expected to be as follows:

Twelve months ending June 30,	Estimated amortization expense

2023	$637
2024	531
2025	424
2026	403
2027	358
Thereafter	9,884
Total	$12,237